-----------------------
                             ARTISAN SMALL CAP FUND
                            -----------------------

QUARTERLY UPDATE                                                      JULY 1998

Thank you for investing in the Artisan Small Cap Fund. We are pleased to present this update for the year's second quarter.

After trailing the averages in the first quarter, the Artisan Small Cap Fund outperformed its benchmark indexes during the second quarter's down market. During the quarter, the Fund fell 3.5%, while the Russell 2000 Index lost 4.7% and the Lipper Small Cap Fund Index dropped 3.9%.<F1>

In the following section, we discuss the reasons behind this performance. But without a doubt, anyone who invests in stocks has to expect occasional setbacks like this. Investing is a process that demands patience, and history's most successful investors have maintained a long-term perspective. We are maintaining our long-term outlook and we urge you to do the same.



                                                                   ARTISAN FUNDS
                                                                          (LOGO)

                            SECOND QUARTER OVERVIEW
                            ------------------------

The small-cap market proved to be difficult terrain in the second quarter, characterized chiefly by uncertainty and volatility. Earnings disappointments and heightened concerns over Asia's economic malaise combined to cause declining prices for much of the quarter. A vigorous rally in the last two weeks of the quarter masked the extent of the damage.

Although the Fund had some losing positions, a number of our holdings showed unusual resilience and strength. International Comfort Products, for instance, rose 29.4%, while HealthCare Financial Partners gained 26.0%.

The common thread among these stalwarts: their ability to grow earnings through internal resources, as opposed to dependence on general economic conditions. Given recent economic realities, we value this characteristic. It applies to each of the following portfolio examples.

                           --------------------------
                           AVERAGE ANNUAL RETURNS<F1>
                           --------------------------
                         3/28/95 (INCEPTION) TO 6/30/98

                ARTISAN SMALL       RUSSELL        LIPPER SMALL
                  CAP FUND        2000 INDEX      CAP FUND INDEX
                -------------     ----------      --------------

                   21.5%             20.6%            18.5%

                               INVESTMENT PROFILE
                              -------------------
                               PARK-OHIO HOLDINGS

Behind PARK-OHIO HOLDINGS is entrepreneur Eddie Crawford, who owns 29% of the stock. Crawford buys financially-distressed companies at rock-bottom prices, fixes them up, then runs them profitably or sells them at premium prices.

For example, in 1995, Crawford purchased RB&W, the leading distributor of industrial fasteners. It proved to be an exceptional acquisition. RB&W was an early player in just-in-time logistics. Crawford strengthened this purchase with information systems and follow-on acquisitions. RB&W now has sales of $400 million - nearly 70% of Park-Ohio's total sales - and we think it can grow about 20% a year.

Similar businesses sell at roughly 1X sales - yet Park-Ohio's market cap is only $200 million. To help realize this value, the company may do an IPO of the logistics business.<F2>

                    TOP 10 HOLDINGS<F3>
                   --------------------

------------------------------------------------------------
COMPANY                                                    %
------------------------------------------------------------

BORG-WARNER SECURITY...Physical and
  electronic security services                          2.5%
PARK-OHIO HOLDINGS...Industrial parts manufacturer      2.4%
ITI TECHNOLOGIES...Wireless home security systems       2.4%
CEC ENTERTAINMENT...Chuck E. Cheese restaurants         2.4%
HEALTHCARE FINANCIAL PARTNERS...Specialty finance
  for health care providers                             2.3%
PENN TREATY AMERICAN...Long-term care insurance         2.3%
OSHKOSH B'GOSH...Children's clothing manufacturer       2.3%
GENERAL CABLE...Electrical wire and cable products 2.2% ATL ULTRASOUND...Diagnostic medical ultrasound systems 2.2% TOKHEIM CORP...Manufactures pay-at-the-pump
  gas terminals                                         2.0%
------------------------------------------------------------
TOTAL                                                  23.0%
============================================================

                               INVESTMENT PROFILE
                         ------------------------------
                         INTERNATIONAL COMFORT PRODUCTS

INTERNATIONAL COMFORT PRODUCTS (ICP) manufactures central air conditioning and heating products for residential and light commercial use. The company is a low-cost producer with new, state-of-the-art manufacturing and distribution facilities in Tennessee. Management has leveraged both strengths to gain market share in the low-cost segment of the market.

When we discovered ICP, about a year ago, it had just moved its headquarters from Canada to Tennessee, and no Wall Street research was available. However, we quickly learned from management that ICP was rapidly gaining market share and improving profitability at its new facilities.

On June 30, the stock's $12.13 price was almost double our cost. And we see more potential - thanks in part to the boost El Nino is giving the air conditioning industry.<F2>

                               INVESTMENT PROFILE
                              -------------------
                                      SPSS

SPSS is a leading provider of statistical software for business, market research, scientific research and statistical process control. Data analysis software is a rapidly growing $3 billion marketplace. This tool is designed to make sense of the explosive volumes of data being generated today and transmitted with increasing ease.

That's where SPSS fits in. Its long history and loyal customer base make SPSS the leading provider for the desktop data analysis market. For the most part,

                         ------------------------------
                                      SPSS

the company's annual growth has been 18-25%. We believe it will be able to sustain above-average growth - especially in light of new alliances with Oracle, Business Objects, Arbor Software and other partners.

Ironically, SPSS has almost no Wall Street analyst coverage, and its stock - at $23.25 on June 30 - sells at only 15X and 13X our respective '98 and '99 earnings estimates. This stock appears to warrant much higher valuations, and we believe a strategic buyer would pay twice the current price.<F2>

 DIVERSIFICATION BY INDUSTRY<F4>
 -------------------------------

----------------------------------
INDUSTRY                         %
----------------------------------
CONSUMER STAPLES              3.5
CONSUMER CYCLICALS/           7.0
  BUILDING RELATED
CONSUMER SERVICES             2.4
RETAILING/APPAREL             7.4
RESTAURANTS/HOTELS            7.3
ENERGY                        4.5
BANKS/S&LS                    3.5
INSURANCE                     2.4
OTHER FINANCIAL               5.9
BIOTECH/                      2.7
  PHARMACEUTICAL
REITS/PROPERTY                3.8


----------------------------------
INDUSTRY                         %
----------------------------------
HEALTHCARE SERVICES           4.7
MEDICAL DEVICES/              5.2
  SUPPLIES
BUSINESS SERVICES             7.4
CAPITAL SPENDING              9.9
PAPER/PACKAGING               1.3
TRANSPORTATION                2.7
RELATED
COMPUTER RELATED              3.2
ELECTRONICS                   7.5
SOFTWARE/                     4.3
  TELECOMMUNICATIONS
UTILITIES                     3.4
----------------------------------
TOTAL                       100.0%
==================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

At the end of 1997, we noted that this could be a difficult year for U.S. equities. This appears to be the case for small-caps so far in 1998.

Looking out at the second half, we see the stars aligned for more of the same. Internationally ... Asia's worsening crisis and its global ramifications; domestically ... handcuffs on pricing power leading to pressure on margins, lower earnings and a likely cutback in corporate capital spending.

It's a challenging scenario - especially for small-caps, as the flow of new money is overwhelmingly targeted to large-caps. Because of their greater liquidity, large-caps offer cautious investors the perception of greater safety. Moreover, most overseas investors looking for shelter in the U.S. market concentrate in large blue chips. However, it seems these investors are overlooking the critical factor of relative valuation. Consider these facts from recent research studies.

- According to Prudential Securities, most major valuation measures of small-cap stocks - price/earnings, price/book and P/E to growth - are now below their levels of the 1990 recession, a very difficult time for small-caps.

                                                    continued on following panel

                       ----------------------------------

- The highly regarded Leuthold Group reveals that the 300 largest U.S. companies currently have a P/E of 22.5X vs. a P/E of 16.5X for the 300 smallest. This 25% discount is about as wide as the gap ever gets.

- Smith Barney analyst Keith Mullins tracks the P/E ratio of the T. Rowe Price New Horizons Fund (considered a proxy for the small-cap market) relative to the S&P 500. In 38 years, the ratio has dipped below 1.0 only twice. It is now 1.02 - versus its peak of 2.2 in 1983.

Extremes in valuation have triggered sharp rallies, even reversals in the small-cap cycle. Since rallies are almost impossible to catch once they've started, we believe this could turn out to be a good time to buy small-caps. As to a cyclical advantage, it might take an overall market correction before we see small-cap leadership on the way back up.


                              FUND STATISTICS<F5>
                              -------------------

NUMBER OF HOLDINGS                              73

MEDIAN MARKET CAP                     $333 million

MEDIAN GROWTH RATE                             28%

MEDIAN P/E                    1998E          17.6X
                              1999E          14.7X

MEDIAN PRICE/INTRINSIC VALUE  1998E            79%
                              1999E            66%

EQUITY DIVIDEND YIELD                         0.3%

                                   FOOTNOTES
                                   ----------

<F1> THE ARTISAN SMALL CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 14.7%
     FOR THE YEAR ENDED JUNE 30, 1998, AND 21.5% FOR THE PERIOD FROM INCEPTION ON MARCH 28, 1995 THROUGH JUNE 30, 1998. PER FORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 AND THE S&P 500 ARE UNMANAGED INDEXES OF COMMON STOCKS WITH DIVIDENDS REINVESTED. THE S&P 500 IS A MARKET-WEIGHTED AVERAGE OF 500 LARGE COMPANIES. THE RUSSELL 2000 IS AN UNWEIGHTED INDEX OF 2000 SMALL COMPANIES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JULY 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF JUNE 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF JUNE 30, 1998.

<F5> FUND STATISTICS ARE AS OF JUNE 30, 1998.


                                 ARTISAN FUNDS
                                     (LOGO)

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770

                          -----------------------------
                          ARTISAN SMALL CAP VALUE FUND
                         -----------------------------


QUARTERLY UPDATE                                                     JULY 1998


Thank you for investing in the Artisan Small Cap Value Fund. We are pleased to present this update for the second quarter of 1998.

During a difficult market environment for small-caps, the Fund returned 1.3%. Although modest, this gain exceeds the negative returns of the Fund's benchmark indexes - the Russell 2000 Value and the Lipper Small Cap Fund Indexes - which declined 3.6% and 3.9%, respectively. In the three quarters since inception, the Fund has gained 13.7% versus gains of 6.7% and 0.7% for its respective indexes.<F1>

Along with our view of the quarter's events, this report presents our thinking behind some recent investments and our outlook for the equity markets in the months ahead.

                                                                   ARTISAN FUNDS
                                                                          (LOGO)

                            SECOND QUARTER OVERVIEW
                            ------------------------

It was a turbulent quarter for the U.S. equity markets. Broad-based earnings disappointments combined with heightened concerns over Asia's economic problems prompted fears among investors that underlying values may be changing significantly.

Regrettably, small-cap stocks were punished more than large-caps. This was ironic, given the much more attractive valuations currently offered by small-caps. But perception ruled the day, particularly as foreign investors turned to the perceived safety of U.S. blue chips. Despite these factors, the Fund managed a 1.3% gain for the quarter.

We are gratified by the enthusiasm that investors have shown for the Fund. In the nine months since inception on September 29, assets have steadily grown to reach $46 million on June 30. We will continue to do our best to reward this confidence in us.

                            -----------------------
                             INVESTMENT RETURNS<F1>
                            -----------------------
                         9/29/97 (INCEPTION) TO 6/30/98

          ARTISAN SMALL        RUSSELL 2000         LIPPER SMALL
         CAP VALUE FUND        VALUE INDEX         CAP FUND INDEX
          --------------       ------------        ---------------
             13.7%                 6.7%                 0.7%

                               INVESTMENT PROFILE
                              --------------------
                               CAPITAL SOUTHWEST

With its $500 million portfolio, CAPITAL SOUTHWEST is one of the nation's largest publicly owned business development companies. It invests in small- to mid-size companies, with the intent of making underlying values grow.

Currently, the portfolio includes 34 companies - half of them public - ranging from specialty chemical manufacturers to cemetery operators and video producers. In its 37 years, the company has shown itself to be a good long-term investor.

While our average cost for the stock is about $81, we estimate solid economic value of up to $125. We believe the discount reflects both deferred tax liability and very conservative valuation of the non-public investments.<F2>

                     TOP 10 HOLDINGS<F3>
                     -------------------

------------------------------------------------------------
COMPANY                                                    %
------------------------------------------------------------
HILB, ROGAL & HAMILTON...Insurance broker               2.6%
R.G.BARRY...Manufacturer of
  specialized comfort footwear                          2.5%
SUPERIOR NATIONAL INSURANCE...Worker's compensation
  insurance in Arizona and California                   2.5%
M&F WORLDWIDE...World's largest
  producer of licorice extract                          2.4%
GLEASON CORPORATION...Gear production
  machine manufacturer                                  2.3%
HOST MARRIOTT SERVICES...Airport/toll plaza food
  and merchandise concessions                           2.2%
ESCO ELECTRONICS...Electronic
  defense system contractor                             2.1%
CFC INTERNATIONAL...Specialty chemical coatings         2.1%
JOSTENS...Leader in school memorabilia                  2.0%
DEXTER...Specialty packaged goods manufacturer          1.9%
------------------------------------------------------------
TOTAL                                                  22.6%
============================================================

                               INVESTMENT PROFILE
                              -------------------
                               CFC INTERNATIONAL

Have you ever wondered who makes the magnetic signature strip on your credit cards? It may well be CFC INTERNATIONAL. This company develops and markets high-value-added chemical coatings for a variety of industries, including security products, medical devices and ready-to-assemble furniture. To us, these are attractive product offerings in attractive markets.

With only about $40 million in revenues, CFC is quite a small company. But for us it has the right characteristics: high returns on capital, a strong balance sheet and good cash flow. It's relatively unknown, too - followed by only one Wall Street analyst.

Recently, the stock has been pretty much abandoned by investors, who were disappointed in flat earnings over the past couple of years. Taking the longer view, our purchase at just 12X our estimate of 1998 earnings could prove to be a real bargain price for a company with long-term prospects we think are excellent.<F2>

                               INVESTMENT PROFILE
                              -------------------
                                SCHNITZER STEEL

SCHNITZER STEEL has two businesses: a mini-mill in Oregon and steel scrap-processing operations. Our interest is the latter, which represents about 60% of sales and 85% of operating income.

Today, most steel is produced by mini-mills, which use mainly scrap steel, not raw ore. As demand for

                        -------------------------------
                                SCHNITZER STEEL


scrap steel rose dramatically in recent years, Schnitzer prospered though its ability to source and deliver. But the business is cyclical. While a drop in demand from Asia's mini-mills has caused the price to decline, we see Schnitzer as well situated for the cycle's inevitable upturn.

Schnitzer's stock, which peaked in October 1997 at $38, dropped along with demand for scrap steel. Though profit may be down this year, we believe the long-term prospects are excellent. Our average purchase price of $25 was just above book value and only 10X our estimate of 1999 earnings - an excellent value with solid upside.<F2>

                        DIVERSIFICATION BY INDUSTRY<F4>
                        -------------------------------

--------------------------------
INDUSTRY                      %
--------------------------------
CONSUMER STAPLES           7.4
CONSUMER CYCLICALS         1.7
CONSUMER SERVICES          5.2
RETAILING                  2.7
RESTAURANTS/HOTELS         5.2
ENERGY                     5.5
BANKS/S&LS                 0.0
INSURANCE                 14.5
OTHER FINANCIAL            4.0
BIOTECH/
  PHARMACEUTICAL           0.0
REITS/PROPERTY             6.0

--------------------------------
INDUSTRY                      %
--------------------------------
MEDICAL DEVICES            1.3
BASIC INDUSTRY            20.7
BUSINESS SERVICES          6.8
CAPITAL SPENDING          13.4
PAPER/PACKAGING            1.7
TRANSPORTATION             1.0
COMPUTER RELATED           1.9
ELECTRONICS                0.4
SOFTWARE/                  0.6
 TELECOMMUNICATIONS
UTILITIES                  0.0
HEALTHCARE SERVICES        0.0
---------------------------------
TOTAL                    100.0%
=================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Last quarter, in this space, we addressed the subject of corporate earnings. We noted that, in recent years, the market's exceptional rise had reflected earnings growth. And we questioned the sustainability of that growth, noting that corporate profit growth seemed to be slowing dramatically.

It appears that profit growth is now reverting to more normal levels. If, as it seems, the cause is a slowdown in much of the world's economy, then the recent steep decline in the prices of commodities and basic materials makes sense. These, after all, are the basic outputs of the world's economy, and few are left unscathed. Moreover, many companies that rely on commodities have seen their stocks battered, too.

Oil, metals, lumber and fertilizers are a few of the sectors whose earnings are exposed to basic commodities. Thus, these are some of the areas where we are looking for bargains. In some cases, prices reflect earnings disappointments already on the table; in others, expectations for growth are radically diminished.

From a risk/return standpoint in the current economic and market environments, this seems a sensible approach. It enables us to purchase attractive companies at compelling, i.e. defensive, valuations. And unless Asia's problems deteriorate into a world-wide recession - an unlikely scenario - we can assume a cyclical resurgence of commodity prices.
                                                    continued on following panel

                      -----------------------------------

One such company in which we've already invested is Schnitzer Steel, noted earlier as cyclically out-of-favor because of lower demand from Asia. Here are a few others...

- STEEL OF WEST VIRGINIA makes support beams for truck trailers. Though demand for this product is still strong, the stock is quite depressed.

- PATINA OIL AND GAS and FOREST OIL. These two stocks have suffered from guilt by association. Their primary business, natural gas, has remained a strong commodity; but the market has treated their stocks like those of oil companies.

- TERRA INDUSTRIES is a large producer of nitrogen-based fertilizers. The world market prices have decreased dramatically over the past year, due to an increase in supplies and a decrease in demand from some Asian countries.

In addition to cyclical opportunities, we will continue to look for sound companies that offer a measure of protection through internal strengths that can generate earnings growth.

                 FUND STATISTICS<F5>
                 -------------------

NUMBER OF HOLDINGS                              73

MEDIAN MARKET CAP                     $185 million

WEIGHTED AVG. MARKET CAP              $310 million

PRICE/BOOK VALUE                              1.3X

MEDIAN P/E                1998E              14.8X

EQUITY DIVIDEND YIELD                         0.8%

                                   FOOTNOTES
                                   ----------

     <F1> THE ARTISAN SMALL CAP VALUE FUND HAD A TOTAL RETURN OF 13.7% FOR
          THE PERIOD FROM INCEPTION ON SEPTEMBER 29,1997 THROUGH JUNE 30, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 VALUE INDEX IS AN INDEX OF COMMON STOCKS WITH DIVIDENDS REINVESTED, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

     <F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED
          AS RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JULY 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

     <F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF JUNE 30, 1998.

     <F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF JUNE 30, 1998.

     <F5> FUND STATISTICS ARE AS OF JUNE 30, 1998.


                                 ARTISAN FUNDS
                                     (LOGO)

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412

                                 1 800 344 1770

                          ----------------------------
                           ARTISAN INTERNATIONAL FUND
                          ----------------------------

QUARTERLY UPDATE                                                    JULY 1998


Thank you for investing in the Artisan International Fund. We are pleased to provide this update for the second quarter of 1998.

The Artisan International Fund followed up on its solid start to 1998 with an additional 8.5% gain this quarter. The Fund solidly outperformed its benchmark index, the Morgan Stanley EAFE Index, which gained 1.1%. Since inception, the Fund has more than tripled the EAFE Index's return.<F1>

This update looks behind the numbers. Along with a portfolio profile, it presents our thinking behind several recent purchases, and continues our discussion of why we have chosen to make a major commitment to Europe. Thank you for your confidence.

ARTISAN FUNDS
(LOGO)

                           -------------------------
                            SECOND QUARTER OVERVIEW
                           -------------------------

It was a challenging quarter for international investors. On the heels of their first quarter rebound, Asian markets retreated again, reflecting the region's continuing economic malaise. Japan, in particular, continues to be a problem. Until it deals effectively with its major structural problems, it will fail to fulfill its designated role as Asia's engine of recovery.

Partly in sympathy to Asia's weakness, partly reflecting political uncertainty, Latin American markets also gave back some first quarter gains.

European markets, on the other hand, continued moving ahead. Though they rose more modestly and with less consistency than they had in the first quarter, they nonetheless continued to reward our confidence.

                             INVESTMENT RETURNS<F1>
                            -----------------------
                        12/28/95 (INCEPTION) TO 6/30/98

           ARTISAN               EAFE      LIPPER INTERNATIONAL
        INTERNATIONAL           INDEX           FUND INDEX
        --------------        ----------  ----------------------
            81.3%               25.1%             42.1%

                               INVESTMENT PROFILE
                            ------------------------
                              ATHLON (NETHERLANDS)

In Europe, banks and auto manufacturers dominate the car leasing market. Netherlands-based ATHLON is a notable exception. With a 7.5% market share, it is the country's largest independent leasing company.

This company's competitive advantage is its full-service approach to leasing. Through an integrated network of leasing outlets, dealerships and auto body repair shops, it offers full operational support and fleet management, including maintenance, insurance and repair.

Athlon's concept of operational leasing and fleet management gives it a competitive edge over most other Dutch leasing companies. Athlon is now in the process of taking this highly efficient and high-margin concept into neighboring countries. It has established strong alliances in Belgium and is starting to make its presence felt in Germany and France.<F2>

                  TOP 10 HOLDINGS<F3>
-------------------------------------------------------
COMPANY                                               %
-------------------------------------------------------
COLT TELECOM GROUP PLC...U.K.
  telephone service provider
  for European corporations                        3.9%
METRONET...Canadian high volume
  telephone service provider                       3.4%
UNION BANK OF SWITZERLAND...Global bank
  in Switzerland                                   3.0%
NOKIA...International telecommunications
  company in Finland                               2.2%
NOVARTIS AG...Pharmaceutical firm
  (world's largest) in Switzerland                 2.2%
CAP GEMINI NV...Computing consulting
  services in Benelux Region                       2.0%
ENERGIS PLC...U.K. provider of broadband
  national and international
  communications services                          2.0%
VEST-WOOD...Wooden door and furniture
  manufacturer in Denmark                          1.9%
GLOBAL TELESYSTEMS...Bermuda-based
  telecommunications provider                      1.9%
CREDIT SUISSE GROUP...Financial
  service/bank holding company
  in Switzerland                                   1.8%
----------------------------------------------------------
TOTAL                                             24.3%
==========================================================

                               INVESTMENT PROFILE
                          ----------------------------
                          PHARMACIA & UPJOHN (SWEDEN)

Formed by a 1995 merger, PHARMACIA & UPJOHN manufactures an array of pharmaceutical products. Based in Sweden and global in scope, this company generates annual sales of about $7 billion.

We are intrigued by a couple of major developments at this company. One is management's commitment to restructuring and cost control; new CEO Fred Hassan has already stabilized the decline in earnings per share. We also like the improving sales mix; it offers the potential to significantly raise the company's historically low margins; and it lessens the dependence on older products subject to generic competition.

In particular, we see certain new products as promising engines for accelerated sales and earnings: Detrusitol, for urinary incontinence; Edronax, for depression; Xalatan, for glaucoma; and Camptosar, for colorectal cancer. In a few years, combined sales of these new products could exceed $1 billion.<F2>

                               INVESTMENT PROFILE
                              --------------------
                               TELEBRAS (BRAZIL)

TELEBRAS is the holding company for the 28 operating telephone companies in Brazil. The Brazilian Government plans to sell its remaining 50.04% of the company's voting shares. The privatization plan calls for a restructuring into 12 different companies: three regional fixed-line operators; one long-distance operator; and eight regional cellular operations.

                       ----------------------------------
                               TELEBRAS (BRAZIL)


We believe this split-up will reveal the intrinsic value of each separate business, thus providing significant appreciation potential for Telebras stock. In addition, lack of restriction on foreign ownership of the spin-off companies opens them to buyout possibilities.

While there are many complex and interrelated steps between now and the receipt of bids, the privatization process is scheduled for completion in a matter of months - and hopefully, will contribute to releasing the enormous hidden value that we see.<F2>

          REGION/COUNTRY ALLOCATION<F4>
         -------------------------------

----------------------------------------------
EUROPE                                  82.1%
----------------------------------------------
UNITED KINGDOM                           14.7
NETHERLANDS                              10.9
ITALY                                     9.4
GERMANY                                   8.2
SWITZERLAND                               7.5
FRANCE                                    7.2
SWEDEN                                    5.6
DENMARK                                   4.9
FINLAND                                   3.9
SPAIN                                     3.6
PORTUGAL                                  2.3
AUSTRIA                                   1.7
NORWAY                                    1.3
POLAND                                    0.7
CZECH REPUBLIC                            0.2
----------------------------------------------
ASIA/PACIFIC                             3.2%
----------------------------------------------
JAPAN                                     1.6
HONG KONG                                 0.7
SINGAPORE                                 0.5
THAILAND                                  0.2
PHILIPPINES                               0.1
AUSTRALIA                                 0.1
INDONESIA                                 0.0
----------------------------------------------
LATIN AMERICA                            6.6%
----------------------------------------------
BRAZIL                                    4.1
MEXICO                                    2.5
----------------------------------------------
NORTH AMERICA                            5.9%
----------------------------------------------
CANADA                                    4.0
BERMUDA                                   1.9
----------------------------------------------
CASH                                     2.2%
----------------------------------------------

                             OUR VIEW OF THE MARKET
                            -----------------------
                               LOOKING AT EUROPE

It's not by accident or coincidence that two of our portfolio examples you just read are European companies. After all, over 80% of Fund assets are currently invested in Europe. Given this heavy commitment, we thought you'd want to understand our reasoning behind it.

In our opinion, Europe offers extraordinary investment potential - the best in a generation. In fact, we see its potential as similar to that of the U.S. equity market fifteen years ago.

A number of major trends - economic, social and business - are converging to create this opportunity. Though we've mentioned some of these trends before, we believe they bear repeating.

Privatization of individual companies ... deregulation of industries ... increasing competition ... merger activity ... a nascent commitment to enhancing shareholder value ... the advent of the European Union, with its common currency, free flow of trade and lowered barriers to outside business ownership.

Given the scope of these trends, as well as their inherent synergies, they have the potential to generate vast economic growth. Over time, we expect this growth to be reflected in equity values.

In this spirit, a few more of our current European holdings ...

                                                    continued on following panel

                       ----------------------------------

- COLT TELECOM, currently our largest holding, provides telephone service to major cities including London, Paris, Frankfurt and Hamburg. It enjoys a major cost advantage over Europe's remaining government-owned telecom monopolies.

- Through the restructuring plan initiated by its new management team, CREDITO ITALIANO, Italy's fifth-largest bank, can take full advantage of the country's unusually strong banking environment.

- Capitalizing on Europe's growing acceptance of outsourced labor, EDB GRUPPEN, a Danish company, offers consulting services in information technology - programming, training and software development - to corporate and public service clients.

We are continuing to search for companies that can take advantage of deregulation, the changes in the way Europeans do business and the coming Economic Union. All of these trends are creating significant opportunities for us as investors.

                              FUND STATISTICS<F5>
                             ---------------------

NUMBER OF HOLDINGS                                  107

WEIGHTED AVERAGE MARKET CAP               $15.7 BILLION

WEIGHTED AVERAGE GROWTH RATE                        29%

WEIGHTED AVERAGE P/E          1998E               21.2X

                                   FOOTNOTES
                                   ----------

<F1> THE ARTISAN INTERNATIONAL FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF
     24.1% FOR THE YEAR ENDED JUNE 30, 1998, AND 26.8% FOR THE PERIOD FROM INCEPTION ON DECEMBER 28, 1995 THROUGH JUNE 30, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY EAFE INDEX IS UNMANAGED AND INCLUDES NET REINVESTED DIVIDENDS FOR COMPANIES THROUGHOUT THE WORLD, EXCLUDING THE U.S. AND CANADA, IN PROPORTION TO WORLD STOCK MARKET CAPITALIZATION. THE LIPPER INTERNATIONAL FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE THIRTY LARGEST INTERNATIONAL FUNDS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, WHICH ARE DISCUSSED IN THE PROSPECTUS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF JULY 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF JUNE 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO ASSETS AS OF JUNE 30, 1998.

<F5> FUND STATISTICS ARE AS OF JUNE 30, 1998.


                                 ARTISAN FUNDS
                                     (LOGO)

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412
                                 1 800 344 1770

                             ---------------------
                              ARTISAN MID CAP FUND
                             ---------------------

QUARTERLY UPDATE                                                       JULY 1998


                              ARTISAN MID CAP FUND
                           BEATS 98% OF MID-CAP FUNDS
                             DURING ITS FIRST YEAR

We are pleased to report that the Artisan Mid Cap Fund ranked number 4 for total return among the 284 mid-cap equity funds tracked by Lipper Analytical Services, Inc. for the year ended June 30, 1998. Over the last 12 months, the Fund had a total return of 46.1%.<F1>

This update offers our view of the quarter's events, our thinking behind some recent investments and our outlook for the market and economy.

Thank you for your confidence.


                                                                   ARTISAN FUNDS
                                                                          (LOGO)

                            SECOND QUARTER OVERVIEW
                            ------------------------

The second quarter is one that we would not choose to repeat. As we noted in March, stocks entered the quarter very richly valued, having absorbed enormous cash flow both from retirement investors and foreign investors seeking the relative safety of U.S. markets.

In March, we also predicted that Asia's economic problems would persist. They did. And in early June, the malaise - and its potential for global dislocations
- prompted U.S. investors to take profits. Small-caps and mid-caps, already suffering, were further weakened by the selling pressure.

Nonetheless, the cautious stance we've maintained throughout the year served us well. While quite a few of our holdings fell, others - notably our telecom stocks - gave us something to cheer about. Centennial Cellular, Rogers Communication and Century Communication rose 42%, 54% and 46%, respectively.

                            -----------------------
                             INVESTMENT RETURNS<F1>
                            -----------------------
                         6/27/97 (INCEPTION) TO 6/30/98


            ARTISAN MID        S&P 400          LIPPER MID CAP
             CAP FUND           INDEX             FUND INDEX
            -----------       ---------        ---------------
               46.1%            25.2%               22.3%

                     -------------------------------------

During the quarter, we purchased some very attractive names ... growing, "franchise" companies in which we discovered intrinsic value. A couple of examples ...

                                       1

                               INVESTMENT PROFILE
                           -------------------------
                           NATIONAL DATA CORPORATION

In the rapidly growing world of electronic data interchange, NATIONAL DATA CORPORATION has two niches. One is payment services for very small retailers. Here, National Data provides a point-of-sale terminal and charges for every credit check and credit card transaction. The other niche (here it's the dominant player) is health care data processing. In this arena, National Data ties insurers and HMOs to hospitals, pharmacies and medical practices. Also a fee-per-transaction arrangement, it has grown to be a steady, lucrative business.

                              TOP 10 HOLDINGS<F3>
                              -------------------

------------------------------------------------------------
COMPANY                                                    %
------------------------------------------------------------
FORTUNE BRANDS...Owns Master Lock,
  Moen, Titleist and other brands                       3.3%
APARTMENT INVESTMENT & MANAGEMENT...
  Apartment complexes                                   3.2%
CENTENNIAL CELLULAR...Wireless telephone
  system operator                                       3.2%
AMERICAN POWER CONVERSION...Un-interruptible
  power supplies                                        3.2%
METTLER-TOLEDO...Leader in precision
  weighing instruments                                  3.1%
CENTURY COMMUNICATIONS...Cable television
  system operator                                       2.9%
COVANCE...Contract drug research                        2.9%
THERMO ELECTRON...Develops and
  commercializes technology                             2.7%
LNR PROPERTY...Real estate workout specialist           2.6%
DIAL...Diversified consumer home products               2.3%
-------------------------------------------------------------
TOTAL                                                  29.4%
=============================================================

                        -------------------------------
                           NATIONAL DATA CORPORATION


Both industries offer large opportunities as the conversion of transactions from paper-based to electronic submission accelerates. Another driver of growth has been a strategy of acquiring complementary providers in health care data processing. This has enabled National Data to raise its transaction fees dramatically by offering increasingly greater value to both parties in a transaction. As the company integrates newer acquisitions, we anticipate expanding margins and accelerating profits.<F2>

                                       2

                               INVESTMENT PROFILE
                              --------------------
                               SFX ENTERTAINMENT

SFX ENTERTAINMENT is a relatively new company with seasoned management and a developing business model. Previously, President Robert F. X. Sillerman built SFX Broadcasting into a leading consolidator of radio stations. Now, he is creating a vertically integrated entertainment business.

Having already purchased 32 theaters around the country, as well as numerous amphitheaters in the largest 50 cities, SFX controls many of the major destinations for live entertainment. It has also bought a large talent agency and ticket agency.

This strategy brings influence: pricing power with local promoters ... the ability to attract top talent ... opportunities for subscription sales ... leverage with producers for a share of revenues ... clout with

                        -------------------------------
                               SFX ENTERTAINMENT


advertisers for sponsorships ... pricing strategies that bring in more people who buy hot dogs, beer, T-shirts, CDs, etc.

Given these dynamics, we believe our estimate of 20% growth may prove conservative.<F2>


    DIVERSIFICATION BY INDUSTRY<F4>
    -------------------------------

---------------------------------------
INDUSTRY                             %
---------------------------------------
TECHNOLOGY                       24.0
HEALTHCARE                        6.9
CONSUMER DISCRETIONARY
 & SERVICES                      20.5
CONSUMER STAPLES                  5.7
ENERGY                            2.4
CONGLOMERATE                      6.4
---------------------------------------
INDUSTRY                             %
---------------------------------------
MATERIALS & PROCESSING           11.4
TRANSPORTATION                    0.0
FINANCIAL SERVICES                4.9
UTILITIES                         0.0
BUSINESS SERVICES                 6.4
REITS/PROPERTY                   11.4
---------------------------------------
TOTAL                          100.0%
=======================================


          MARKET CAP DISTRIBUTION<F4>
          ---------------------------

---------------------------------------------
     MARKET CAP    MID CAP FUND     S&P 400
   (IN $ BILLIONS)      (%)           (%)
---------------------------------------------
     $0.0 TO 0.5        4.8            0.5
     0.5 TO 1.0        28.1            5.9
     1.0 TO 2.0        23.3           17.3
     2.0 TO 3.0        22.1           22.3
     3.0 TO 4.0         4.6           17.0
     4.0 TO 5.0         1.8           12.8
     5.0 TO 6.0         4.8            6.0
     6.0 TO 7.0         5.6            4.6
     7.0 TO 8.0         0.0            3.9
        8.0+            4.9            9.7
---------------------------------------------
TOTAL                 100.0%        100.0%
=============================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

Given the lingering problems in Asia and declining profit growth here, we anticipate a slowing worldwide economy. In that environment, the questions is: what constitutes a good investment?

The most obvious choices have already been bid to premiums we simply won't pay. The U.S. has been in an extended profit cycle; many companies have benefited by leveraging their growth rate to the economic cycle. In a slowing economy, such companies are more likely to contract than to grow, and to spook investors with negative earnings surprises.

The companies we prefer today are those in which internal dynamics or a secular trend are creating real, organic growth. Even in a slow-growth economy, resourceful companies like these offer the potential for multiple expansion.

Because we've held this view for awhile, we've been accumulating names with these qualities - and, of course, with franchise characteristics and attractive valuations. A few examples ...

IMAX is the world's leader in the design, manufacture and sale of theater systems with giant 3-D screens. Its backlog of orders is tremendous; there's a growing awareness and appreciation of its unique format; and a demographic bulge favoring leisure activities also holds great potential.

                                                    continued on following panel

                       ---------------------------------

WHITMAN is Pepsi's largest independent bottler. As part of its restructuring effort, Pepsico is shedding the bottlers it still owns. We believe Whitman will acquire some of these properties. It has done so before, improving their profitability in the process.

METTLER-TOLEDO leads the world in the sale and manufacture of weighing instruments. As the European Union (EU) becomes a reality, the company stands to benefit from the standardization of weights and measures. And as Europe lifts restrictions on foreign ownership of business, the company is likely to expand through acquisition. Emerging markets - expanding their activities in global trade - also offer significant growth potential.

Rest assured, we will continue to search for similar opportunities.

                              FUND STATISTICS<F5>
                              --------------------

NUMBER OF HOLDINGS                              56

MEDIAN MARKET CAP                     $1.5 BILLION

MEDIAN GROWTH RATE                             16%

MEDIAN P/E                    1998E          14.9X
                              1999E          12.7X

MEDIAN PRICE/INTRINSIC VALUE  1998E            81%
                              1999E            69%

                                   FOOTNOTES
                                   ----------

<F1> THE ARTISAN MID CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 46.1%
     FOR THE YEAR ENDED JUNE 30, 1998, AND 45.5% FOR THE PERIOD FROM INCEPTION ON JUNE 27, 1997, THROUGH JUNE 30, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 400 IS AN UNMANAGED, MARKET-WEIGHTED INDEX, WITH DIVIDENDS REINVESTED, OF 400 MID-CAP COMPANIES. THE LIPPER MID CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST MID-CAP FUNDS. DURING THE YEAR ENDED JUNE 30, 1998, ARTISAN MID CAP FUND WAS REIMBURSED FOR EXPENSES IN EXCESS OF CERTAIN LIMITS, WHICH MAY HAVE HAD A MATERIAL EFFECT ON THE FUND'S TOTAL RETURN.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JULY 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF JUNE 30, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF JUNE 30, 1998.

<F5> FUND STATISTICS ARE AS OF JUNE 30, 1998.


                               ARTISAN FUNDS
                                  (LOGO)

                     C/O BOSTON FINANCIAL DATA SERVICES
                               P.O. BOX 8412
                           BOSTON, MA 02266-8412
                               1 800 344 1770